UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Stellar Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PO Box 43131

Providence, RI 02940-3131

IMMEDIATE ACTION REQUESTED

Dear Shareholder:

We have been trying to get in touch with you regarding an important matter pertaining to your Stellar Bancorp Inc. investment(s).

It is very important that we speak to you regarding this matter prior to May 26, 2026. The call will only take a few moments of your time.

Please contact our solicitor, Georgeson LLC, toll-free at (888) 463-8808 during the following hours of operation:

•	Monday – Friday: 10:00 a.m. to 11:00 p.m. ET

•	Saturday: 12:00 p.m. to 6:00 p.m. ET

At the time of the call, please use the Reference Number listed above. Thank you in advance for your participation.

Sincerely,

Stellar Bancorp Inc.

Cautionary Notes on Forward-Looking Statements

This communication contains statements regarding the proposed transaction between Prosperity Bancshares, Inc. (“Prosperity”) and Stellar Bancorp, Inc. (“Stellar”); future financial and operating results; benefits and synergies of the proposed transaction; future opportunities for Prosperity; the issuance of common stock of Prosperity contemplated by the Agreement and Plan of Merger by and between Prosperity and Stellar (the “Merger Agreement”); the expected timing of the closing of the proposed transaction contemplated by the Merger Agreement; the ability of the parties to complete the proposed transaction considering the various closing conditions and any other statements about future expectations that constitute forward-looking statements within the meaning of the federal securities laws, including the meaning of the Private Securities Litigation Reform Act of 1995, as amended, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. From time to time, oral or written forward-looking statements may also be included in other information released to the public. Such forward-looking statements are typically, but not exclusively, identified by the use in the statements of words or phrases such as “aim,” “anticipate,” “believe,” “estimate,” “expect,” “goal,” “guidance,” “intend,” “is anticipated,” “is expected,” “is intended,” “objective,” “plan,” “projected,” “projection,” “will affect,” “will be,” “will continue,” “will decrease,” “will grow,” “will impact,” “will increase,” “will incur,” “will reduce,” “will remain,” “will result,” “would be,” variations of such words or phrases (including where the word “could,” “may,” or “would” is used rather than the word “will” in a phrase) and similar words and phrases indicating that the statement addresses some future result, occurrence, plan or objective. Forward-looking statements include all statements other than statements of historical fact, including forecasts or trends, and are based on current expectations, assumptions, estimates, and projections about Prosperity, Stellar and their respective subsidiaries or related to the proposed transaction between Prosperity and Stellar and are subject to significant risks and uncertainties that could cause actual results to differ materially from the results expressed in such statements.

These forward-looking statements may include information about Prosperity’s and Stellar’s possible or assumed future economic performance or future results of operations, including future revenues, income, expenses, provision for loan losses, provision for taxes, effective tax rate, earnings per share and cash flows and Prosperity’s and Stellar’s future capital expenditures and dividends, future financial condition and changes therein, including changes in Prosperity’s and Stellar’s loan portfolio and allowance for loan losses, future capital structure or changes therein, as well as the plans and objectives of management for Prosperity’s and Stellar’s future operations, future or proposed acquisitions, the future or expected effect of acquisitions on Prosperity’s and Stellar’s operations, results of operations, financial condition, and future economic performance, statements about the anticipated benefits of the proposed transaction, and statements about the assumptions underlying any such statement.

These forward-looking statements are not guarantees of future performance and are based on expectations and assumptions Prosperity and Stellar currently believe to be valid. Because forward-looking statements relate to future results and occurrences, many of which are outside of the control of Prosperity and Stellar, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Many possible events or factors could adversely affect the future financial results and performance of Prosperity, Stellar or the combined company and could cause those results or performance to differ materially from those expressed in or implied by the forward-looking statements. Such risks and uncertainties include, among others: (1) the risk that the cost savings and synergies from the proposed transaction may not be fully realized or may take longer than anticipated to be realized, (2) disruption to Prosperity’s and Stellar’s businesses as a result of the announcements and pendency of the proposed transaction, (3) the risk that the integration of Stellar’s businesses and operations into Prosperity will be materially delayed or will be more costly or difficult than expected, or that Prosperity is otherwise unable to successfully integrate Stellar’s business into its own, including as a result of unexpected factors or events, (4) the failure to obtain the necessary approval by the shareholders of Stellar, (5) reputational risk and the reaction of each company’s customers, suppliers, employees or other business partners to the proposed transaction, (6) the failure of the closing conditions in the Merger Agreement to be satisfied, or any unexpected delay in closing the proposed transaction or the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (7) the dilution caused by the issuances of additional shares of Prosperity’s common stock in the proposed transaction, (8) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (9) the outcome of any legal or regulatory proceedings that may be currently pending or later instituted against Prosperity before or after the proposed transaction, or against Stellar, (10) diversion of management’s attention from ongoing business operations and

(11) general competitive, economic, political and market conditions and other factors that may affect future results of Prosperity and Stellar. Prosperity and Stellar disclaim any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. These and various other risks, uncertainties, assumptions, and factors are discussed in the respective Annual Reports on Form 10-K for the year ended December 31, 2025, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed by Prosperity or Stellar and in other filings made by Prosperity and Stellar with the Securities and Exchange Commission (the “SEC”) from time to time.

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, Prosperity has filed with the SEC a registration statement (the “Registration Statement”) on Form S-4 (File No. 333-294882) to register the shares of Prosperity common stock to be issued to the shareholders of Stellar in connection with the proposed transaction. The Registration Statement includes a prospectus of Prosperity and a proxy statement of Stellar (the “proxy statement/prospectus”). The Registration Statement was declared effective on April 21, 2026, at which time Prosperity filed a final prospectus and Stellar filed a definitive proxy statement. The mailing of the proxy statement/prospectus to Stellar shareholders commenced on April 23, 2026. This communication is not a substitute for the Registration Statement, the proxy statement/prospectus or any other document that may be filed by Prosperity or Stellar with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain the Registration Statement and the proxy statement/prospectus and other documents that are filed with the SEC by Prosperity or Stellar, as applicable, free of charge from the SEC’s website at https://www.sec.gov or through the investor relations section of Prosperity’s website at https://www.prosperitybankusa.com/investor-relations/ or Stellar’s website at https://ir.stellar.bank.

Participants in the Solicitation

Prosperity, Stellar and certain of their directors and executive officers and other employees may be deemed to be participants in the solicitation of proxies from Stellar’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of Prosperity and their ownership of Prosperity common stock is contained in the definitive proxy statement for Prosperity’s 2026 annual meeting of shareholders (the “Prosperity Annual Meeting Proxy Statement”), which was filed with the SEC on March 16, 2026, including under the headings “Item 1. Election of Directors,” “Corporate Governance,” “Executive Compensation and Other Matters,” “Item 3. Advisory Vote on Executive Compensation,” and “Beneficial Ownership of Common Stock by Management of the Company and Principal Shareholders.” Information about the directors and executive officers of Stellar and their ownership of Stellar common stock is contained in Amendment No. 1 to the Annual Report on Form 10-K for the year ended December 31, 2025 of Stellar (the “Stellar 10-K/A”), which was filed with the SEC on April 17, 2026. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of Stellar in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, is included in the proxy statement/prospectus relating to the proposed transaction filed with the SEC. To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Prosperity Annual Meeting Proxy Statement or the Stellar 10-K/A, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 filed with the SEC, as applicable. Free copies of the proxy statement/prospectus relating to the proposed transaction and free copies of the other SEC filings to which reference is made in this paragraph may be obtained from the SEC’s website at https://www.sec.gov or through the investor relations section of Prosperity’s website at https://www.prosperitybankusa.com/investor-relations/ or Stellar’s website at https://ir.stellar.bank.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.